Share capital	12 Months Ended
Dec. 31, 2022
Share capital
Share capital

D2. Share capital

The Company’s share capital is made up of the shares that have been issued to its members, whether on, or subsequent to, its incorporation. At the year end the Company’s issued share capital consisted of ordinary shares of 1p each, with one voting right per share, as detailed below. The Company does not have a limited amount of authorised capital.

During the year, 656,206,920 new shares were issued in relation to the acquisition of Terminix Global Holdings, Inc. and 4,500,000 new shares were issued in relation to employee share schemes. The Company does not hold any shares in treasury.

	2022	2021
	£m	£m
Issued and fully paid
At 31 December – 2,520,039,885 shares (2021: 1,859,332,965)	25	19